UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

AVEXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37693	90-1038273
(Commission File No.)	(IRS Employer Identification No.)

2275 Half Day Rd, Suite 200
Bannockburn, Illinois 60015
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (847) 572-8280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On January 31, 2017, AveXis, Inc. (the “Company”) issued a press release announcing that the European Medicines Agency has granted access into its PRIority MEdicines (PRIME) program for AVXS-101, the Company’s proprietary gene therapy, for the treatment of spinal muscular atrophy (“SMA”) Type 1.  The full text of the Company’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 6, 2017, the Company issued a press release announcing the trial design for its European pivotal study of AVXS-101 in SMA Type 1 patients.  The full text of the Company’s press release regarding the announcement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated January 31, 2017, titled “AveXis Gene Therapy AVXS-101 Granted Access into EMA PRIME Program for Spinal Muscular Atrophy Type 1.”
99.2	Press Release, dated February 6, 2017, titled “AveXis Announces Single-Arm Design for European Pivotal Study of AVXS-101 in SMA Type 1 Patients.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2017	AVEXIS, INC.

	By:	/s/ Sean P. Nolan
Sean P. Nolan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release, dated January 31, 2017, titled “AveXis Gene Therapy AVXS-101 Granted Access into EMA PRIME Program for Spinal Muscular Atrophy Type 1.”
99.2	Press Release, dated February 6, 2017, titled “AveXis Announces Single-Arm Design for European Pivotal Study of AVXS-101 in SMA Type 1 Patients.”